SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 2, 2010

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

407 Sixth Street, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  248.651.6568

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – Other Events

Item 8.01    Other Events

We have recently entered into the following agreements in the ordinary course of our business to launch our product, Sample MD, with several customers in the industry.  These include the following:

▪
Emory Health System, the largest, health care system in Georgia with 9,000 employees and more than 20 health centers, has signed an agreement to launch SampleMD as the exclusive sample voucher and support system.

▪	NuHealth System, a Long Island health care organization, has signed an agreement to launch SampleMD as the exclusive patient sample voucher and system.

▪
Advocate Health Partners, a joint venture between the Advocate Health Care system and 3,600 physicians on the medical staffs of Advocate hospitals, has signed an agreement to launch SampleMD to their physician providers.

▪	Walgreens has signed an agreement to promote their prescription, OTC and special savings offers within the SampleMD platform.

▪
Allscripts has signed an agreement to fully integrate SampleMD within their ePrescribe platform to allow doctors to review and distribute product sample vouchers and co-pay support programs right at the same time as sending the prescription.

We expect that each of the above rollouts will be completed within the 4th quarter of 2010, in addition to our upcoming rollouts within Carilion Clinic and Dreyer Medical Centers. Once completed, we believe our company will have one of the largest, most integrated networks to allow more physicians and patients to receive support to help increase first fill and compliance to prescribed medications.

Forward-Looking Statements

This report contains forward-looking statements.  Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities or future events or conditions.  These statements are based on current expectations, estimates and projections about our business based on current expectations, estimates, and projections about our business based, in part, on assumptions made by our management.  These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC.  Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ David Lester
David Lester
Chief Executive Officer

Date: September 2, 2010